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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): March 31, 2003


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        1-1941                                           24-0526133
(Commission File Number)                    (I.R.S. Employer Identification No.)


           1170 EIGHTH AVENUE
         BETHLEHEM, PENNSYLVANIA                          18016-7699
(Address of Principal Executive Offices)                  (Zip Code)


                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

           On March 31, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit No.                           Exhibit
          -----------                           -------

              99.1           Press release of the Company dated March 31, 2003.



























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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 31, 2003


                                     BETHLEHEM STEEL CORPORATION

                                     By: /s/ L. A. Arnett
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                                         L. A. Arnett
                                         Vice President and Controller
















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                                  EXHIBIT INDEX


    Exhibit No.                                Description
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       99.1                 Press release of the Company dated March 31, 2003.




















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